Exhibit 99.1

Rubicon Financial Incorporated
Consolidated Balance Sheets – ALL YEARS RESTATED

	December 31,
	2012	2011	2010	2009	2008
Assets
Current assets:
Cash	$1,785,736	$1,420,189	$1,048,729	$746,885	$212,657
Cash - restricted	161,802	311,817	311,775	311,670	201,571
Marketable securities	60,493	55,864	193,633	508,428	530,380
Accounts receivable	402,708	527,019	839,601	683,412	481,523
Prepaid expenses	28,705	42,390	158,194	123,402	41,311
Notes receivable	66,235	69,941	134,276	124,202	124,202
Interest receivable	-	-	15,988	12,358	4,906
Contract advances, current portion	113,559	85,004	54,838	-	-
Total current assets	2,619,238	2,512,224	2,757,034	2,510,357	1,596,550

Fixed assets, net of accumulated depreciation	26,017	41,019	60,557	84,213	136,159
Other assets:
Contract advances	104,164	100,218	-	154,445	277,197
Capitalized financing costs	21,000	-	-	-	-
Deposits	11,916	14,607	11,917	39,471	38,554
Intangible asset – customer list, net of accumulated depreciation	200,307	681,041	1,161,775	1,678,509	2,159,243
Total other assets	337,387	795,866	1,173,692	1,872,425	2,474,994
Total assets	$2,982,642	$3,349,109	$3,991,283	$4,466,995	$4,207,703

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$840,681	$725,380	$479,577	$525,896	$242,335
Accrued expenses	557,139	805,778	998,130	1,076,983	583,437
Investment obligation	487,000	487,000	487,000	487,000	487,000
Deferred revenue	-	6,042	191,193	74,014	147,367
Capital lease obligation	-	-	-	-	12,223
Line of credit	200,000	200,000	-	100,000	-
Note payable, current portion	254,335	67,270	133,082	42,000	-
Note payable and accrued interest – related party	-	-	-	5,213	4,500
Accrued legal settlement	445,513	2,030,114	-	-	-
Contingent liabilities	472,500	421,350	681,359	-	-
Total current liabilities	3,257,168	4,742,934	2,970,341	2,311,106	1,476,862
Long term liabilities
Note payable	509,409	51,428	42,320	-	-
Stockholders’ equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, 62,500 shares issued and outstanding as of December 31, 2012, 2011,2010, 2009, and 2008	63	63	63	63	63
Common stock, $0.001 par value, 100,000,000 shares authorized, 15,089,023, 14,714,023, 14,048,023, 14,098,023, 11,976,773 issued and outstanding as of December 31, 2012, 2011, 2010, 2009 and 2008	15,089	14,714	14,047	14,097	11,977
Common stock owed but not issued, 250,000, 525,000, 1,000,000, none, and 499,790 shares as of December 31, 2012, 2011, 2010, 2009 and 2008	250	525	1,000	-	498
Additional paid-in capital	18,433,990	18,394,090	18,259,444	18,113,350	17,971,575
Unamortized shares issued for services	-	-	-	-	(433,108)
Other comprehensive income (loss)	29,599	29,599	70,838	(814,624)	(611,861)
Accumulated (deficit)	(19,262,926)	(19,884,244)	(17,366,770)	(15,156,997)	(14,208,303)
Total stockholders’ equity (deficit)	(783,935)	(1,445,253)	978,622	2,155,889	2,730,841
Total Liabilities and Stockholders’ Equity	$2,982,642	$3,349,109	$3,991,283	$4,466,995	$4,207,703

Rubicon Financial Incorporated
Consolidated Statements of Operations – ALL YEARS RESTATED

	December 31,
	2012	2011		2010		2009		2008

Revenue	$14,572,106		$15,311,941		$14,291,411		$12,400,188		$4,912,090

Expenses:
Commissions and other direct costs	11,456,901		12,261,299		11,850,847		9,520,289		3,773,120
Consulting	110,487		371,944		363,853		293,115		14,317
Professional fees	701,619		308,070		861,044		877,422		273,378
Executive compensation	694,890		624,816		515,000		856,663		3,688,914
General and administrative expenses	2,284,135		2,171,503		1,885,971		1,738,754		2,149,095
Depreciation	17,980		27,038		41,550		51,468		37,578
Total expenses	15,266,012		15,764,670		15,518,265		13,337,711		9,936,402

Net operating income (loss)	(693,906)		(452,729)		(1,226,854)		(937,523)		(5,024,312)
Other income (expense):
Interest expense	(30,810)		(18,775)		(24,488)		(28,671)		(15,040)
Interest income	9,783		26,033		18,126		17,500		48,198
Other income	-		29,742		64,201		-		121,200
Realized losses on investments	-		46,869		(1,151,915)		-		(73,403)
Other income	-		-		-		-		(136,390)
Loss on uncollectable note receivable	-		(118,500)		-		-		-
Gain on disposal of subsidiary	-		-		156,554		-		-
Legal settlement income (expense)	1,336,251		(2,030,114)		-		-		-
Total other income (expense)	1,315,224		(2,064,745)		(937,522)		(11,171)		(55,435)

Net income (loss) from continued operations	621,318		(2,517,474)		(2,164,376)		(948,694)		(5,079,747)

Net income (loss) from discontinued operations	-		-		(45,397)		-		-

Net income (loss)	$621,318		$(2,517,474)		$(2,209,773)		$(948,694)		$(5,079,747)

Other comprehensive income (loss):
Adjustment to record other than temporary losses	$-		$46,869		$1,151,915		$-		$-
Unrealized gains (losses) on securities	-		(88,108)		(266,453)		(202,763)		(252,861)
Total other comprehensive income (loss)	-		(41,239)		885,462		(202,763)		(252,861)

Net comprehensive income (loss)	$621,318		$(2,558,713)		$(1,324,311)		$(1,151,457)		$(5,332,608)

Weighted average number of
Common shares outstanding – basic	15,018,612		14,695,667		14,085,283		12,715,475		11,487,102
– diluted	15,268,612		N/A		N/A		N/A		N/A

Net income (loss) per share – basic	$0.04		$(0.17)		$(0.16)		$(0.07)		$(0.44)
– diluted	$0.04	$	N/A	$	N/A	$	N/A	$	N/A

Rubicon Financial Incorporated
Consolidated Statements of Cash Flows – ALL YEARS RESTATED

	December 31,
	2012	2011	2010	2009	2008
Cash flows from operating activities
Net income (loss)	$621,318	$(2,517,474)	$(2,164,376)	$(948,694)	$(5,079,747)
Net income (loss) from discontinued operations	-	-	(45,397)	-	-
Adjustments to reconcile net (loss) to net cash provided (used) in operating activities:
Depreciation expense	17,980	27,038	42,044	51,468	37,578
Shares issued for services	40,000	151,250	150,000	111,493	737,764
Realized losses on investments	-	46,869	1,151,915	-	-
Loss on uncollectible notes receivable	-	118,500	-	-	-
Legal settlement (income) expense	(1,336,251)	2,030,114	-	-	-
Gain on disposal of subsidiary	-	-	(156,554)	-	-
Minority interest losses	-	-	-	-	73,403
Amortization of equity based comp	-	-	-	433,108	2,445,305
Amortization of intangible asset – customer list	480,734	480,734	480,734	480,734	280,428
Changes in operating assets and liabilities:
Accounts receivable	124,311	312,582	(149,608)	(201,889)	(161,491)
Prepaid expenses	13,685	115,804	(53,397)	(82,091)	(5,858)
Accrued interest receivable	-	(3,685)	(3,630)	(7,452)	(4,906)
Deposits and other assets	(50,810)	(133,074)	127,161	121,835	(21,200)
Accounts payable and accrued liabilities	(330,537)	(204,558)	628,680	802,383	293,669
Investment obligation	-	-	-	-	383,000
Accrued interest payable – related party	-	-	-	713	(11,239)
Deferred revenue	(6,042)	(185,151)	191,193	(73,353)	112,257
Net cash provided (used) by operating activities	(425,612)	238,949	198,765	688,255	(921,037)
Net cash provided (used) by operating activities – discontinued operations	-	-	14,472	-	-
	(425,612)	238,949	212,237	688,255	(921,037)
Cash flows from investing activities
Payments received on notes receivable, net	3,706	44,667	8,963	-	798
Issuance of notes receivable	-	(95,571)	(19,037)	-	-
Purchase of fixed assets	(2,979)	(7,500)	(20,388)	(12,894)	(68,281)
Proceeds from disposal of sub	-	-	19,000	-	-
Distribution of assets – related party	-	-	-	-	89,706
Purchase of intangible assets	-	-	-	-	(1,103,420)
Proceeds from (purchase of) investments	(4,629)	47,661	48,342	(180,811)	(121,200)
Net cash provided (used) by investing activities	(3,902)	(10,743)	36,880	(193,705)	(1,202,397)
Net cash provided (used) by investing activities – discontinued operations	-	-	15,000	-	-
	(3,902)	(10,743)	51,880	(193,705)	(1,202,397)

Cash flows from financing activities
Proceeds on line of credit	-	200,000	-	100,000	-
Payment on line of credit	-	-	(100,000)	-	-
Contributed capital	-	-	-	20,000	-
Cash acquired in merger	-	-	-	-	388,610
Preferred stock for cash	-	-	-	-	112,500
Common stock for cash	-	-	-	-	144,000
Proceeds from notes payable	726,500	100,000	200,000	42,000	-
Payments on Notes payable	(81,454)	(156,704)	(48,098)	(12,223)	-
Net cash provided by financing activities	645,046	143,296	51,902	149,777	645,110
Net cash provided by financing activities – discontinued operations	-	-	(15,070)	-	-
	645,046	143,296	36,832	149,777	645,110

Net increase (decrease) in cash	215,532	371,502	301,949	644,327	(1,478,324)
Cash – beginning of year	1,732,006	1,360,504	1,058,555	414,228	1,892,541
Cash – end of year	$1,947,538	$1,732,006	$1,360,504	$1,058,555	$414,217

Supplemental disclosures:
Interest paid	$30,810	$18,775	$22,199	$21,066	$6,457
Income taxes paid	$-	$-	$800	$800	$800

Non-cash financing activities:
Shares issued for services	$40,000	$151,250	$150,000	$111,493	$737,764
Shares issued for accounts payable	$-	$-	$50,000	$11,904	$-
Shares issued for acquisition	$-	$-	$-	$-	$1,680,000
Notes receivable settled with return of shares	$-	$16,412	$-	$-	$-

Rubicon Financial Incorporated
Consolidated Statement of Changes in Stockholders’ Equity – ALL YEARS RESTATED

							Additional		Other		Total
	Preferred Stock		Common Stock		Common Stock owed		Paid in	Unamortized	Comprehensive	Accumulated	Stock-holders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Compen-sation	Income	(Deficit)	Equity
Balance, January 1, 2008	-	$-	10,724,273	$10,724	644,790	$559	$15,077,054	$(2,878,413)	$(359,000)	$(9,128,556)	$2,722,368

Shares issued that were owed	-	-	45,000	45	(45,000)	(45)	-	-	-	-	-
Shares issued for cash, net	-	-	85,000	85	-	-	143,915	-	-	-	144,000
Preferred issued for cash, net	62,500	63	-	-	-	-	112,437	-	-	-	112,500
Shares authorized for services	-	-	22,500	23	-	-	37,977	-	-	-	38,000
Options issued for compensation	-	-	-	-	-	-	699,764	-	-	-	699,764
Cancellation of shares	-	-	(100,000)	(100)	(100,000)	(16)	116	-	-	-	-
Amortization of shares issued	-	-	-	-	-	-	-	2,445,305	-	-	2,445,305
Shares issued for acquisition	-	-	1,200,000	1,200	-	-	1,678,800	-	-	-	1,680,000
Forgiveness of related party debt	-	-	-	-	-	-	221,512	-	-	-	221,512
Other comprehensive income (loss)	-	-	-	-	-	-	-	-	(252,861)	-	(252,861)
Net (loss) for the year ended December 31, 2008	-	-	-	-	-	-	-	-	-	(5,079,747)	(5,079,747)

Balance, December 31, 2008	62,500	$63	11,976,773	$11,977	499,790	$498	$17,971,575	$(433,108)	$(611,861)	$(14,208,303)	$2,730,841

Shares issued that were owed	-	-	500,000	498	(499,790)	(498)	-	-	-	-	-
Shares issued for accounts payable	-	-	150,000	150	-	-	11,754	-	-	-	11,904
Shares issued for services	-	-	1,471,250	1,472	-	-	110,021	-	-	-	111,493
Forgiveness of Related party debt	-	-	-	-	-	-	20,000	-	-	-	20,000
Amortization of shares issued	-	-	-	-	-	-	-	433,108	-	-	433,108
Other comprehensive income (loss)	-	-	-	-	-	-	-	-	(202,763)	-	(202,763)
Net (loss) for the year ended December 31, 2009	-	-	-	-	-	-	-	-	-	(948,694)	(948,694)

Balance, December 31, 2009	62,500	63	14,098,023	14,097	-	-	18,113,350	-	(814,624)	(15,156,997)	2,155,889

Shares issued for accounts payable	-	-	-	-	250,000	250	49,750	-	-	-	50,000
Shares issued for services	-	-	-	-	750,000	750	149,250	-	-	-	150,000
Shares cancelled	-	-	(50,000)	(50)	-	-	(52,906)	-	-	-	(52,956)
Other comprehensive income (loss)	-	-	-	-	-	-	-	-	885,462	-	885,462
Net (loss) for the year ended December 31, 2010	-	-	-	-	-	-	-	-	-	(2,209,773)	(2,209,773)

Balance, December 31, 2010	62,500	63	14,048,023	14,047	1,000,000	1,000	18,259,444	-	70,838	(17,366,770)	978,622

Shares issued that were owed	-	-	850,000	850	(850,000)	(850)	-	-	-	-	-
Shares authorized but cancelled	-	-	-	-	(150,000)	(150)	150	-	-	-	-
Shares authorized for services	-	-	-	-	525,000	525	150,725	-	-	-	151,250
Note receivable settled with return of shares	-	-	(184,000)	(183)	-	-	(16,229)	-	-	-	(16,412)
Other comprehensive income (loss)	-	-	-	-	-	-	-	-	(41,239)	-	(41,239)
Net (loss) for the year ended December 31, 2011	-	-	-	-	-	-	-	-	-	(2,517,474)	(2,517,474)

Balance, December 31, 2011	62,500	63	14,714,023	14,714	525,000	525	18,394,090	-	29,599	(19,884,244)	(1,445,253)

Shares issued that were owed	-	-	275,000	275	(275,000)	(275)	-	-	-	-	-
Shares issued for services	-	-	100,000	100	-	-	39,900	-	-	-	40,000
Net (loss) for the year ended December 31, 2012	-	-	-	-	-	-	-	-	-	621,318	621,318

Balance, December 31, 2012	62,500	63	15,089,023	15,089	250,000	250	18,433,990	-	29,599	(19,262,926)	(783,935)

Rubicon Financial Incorporated
Condensed Consolidated Balance Sheet

September 30,
2013
Assets
Current assets:
Cash	$1,129,326
Cash – restricted	121,090
Marketable securities, at fair market value	21,730
Accounts receivable	710,262
Prepaid expenses	19,790
Notes receivable	141,277
Contract advances – current portion	153,556
Total current assets	2,297,031

Fixed assets, net of accumulated depreciation	67,719
Other assets:
Contract advances	189,375
Capitalized financing costs	16,917
Deposits	30,438
Intangible assets – goodwill	-
Total other assets	236,730
Total assets	$2,601,480

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$326,837
Accrued expenses	918,781
Investment obligation	487,000
Line of credit	200,000
Note payable, current portion	306,898
Contingent liabilities	220,000
Total current liabilities	2,459,516
Long term liabilities:
Note payable	412,436

Redeemable Preferred Stock, Series B, $0.001 par value, 1,000,000 shares authorized, 426,000 issued and outstanding as of September 30, 2013	426,000

Stockholders’ equity
Preferred series “A”, $0.001 par value, 1,000,000 shares authorized, 62,500 shares issued and outstanding as of September 30, 2013	63
Common stock, $0.001 par value, 100,000,000 shares authorized, 16,755,691 shares issued and outstanding as of September 30, 2013	16,755
Common stock owed but not issued, 250,000 shares as of September 30, 2013	250
Additional paid in capital	18,682,324
Other comprehensive losses	7,551
Accumulated (deficit)	(19,403,415)
Total stockholders’ equity	(696,472)
Total liabilities and stockholders’ equity	$2,601,480

Rubicon Financial Incorporated
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,	Nine Months Ended September 30,
	2013	2013

Revenue	$4,908,601	$13,415,716
Expenses:
Direct costs	3,838,865	10,677,449
Consulting	15,482	43,133
Professional fees	299,006	563,285
Executive compensation	161,550	483,433
General and administrative expenses	798,640	1,983,766
Depreciation and amortization	4,412	12,656
Total expenses	5,117,955	13,763,722
Net operating (loss)	(209,354)	(348,006)

Other income (expense):
Interest expense	(28,976)	(91,375)
Interest income	20,581	39,709
Legal settlement income	-	260,500
Other income	(6,471)	(1,317)
Total other income (expense)	(14,866)	207,517
Net (loss)	(224,220)	(140,489)

Other comprehensive income (loss)	-	(22,048)

Total comprehensive income (loss)	$(224,220)	$(162,537)

Weighted average number of common shares outstanding - basic	16,755,691	16,023,089
Net income (loss) from continuing operations per share - basic	$(0.01)	$(0.01)

Weighted average number of common shares outstanding- fully diluted	N/A	19,403,089
Net income (loss) from continuing operations per share- fully diluted	$ N/A	$(0.01)

Rubicon Financial Incorporated
Condensed Consolidated Statements of Cash Flows
(Unaudited)

For the Nine Months Ended
September 30,
2013

Cash flows from operating activities
Net (loss)	$(140,489)
Adjustments to reconcile net (loss) to net cash (used) in operating activities:
Depreciation expense	12,656
Amortization of intangible asset	200,307
Changes in operating assets and liabilities:
Accounts receivable	(307,554)
Prepaid expenses	8,915
Deposits and other assets	(14,439)
Accounts payable and accrued liabilities	(850,215)
Contract advances	(125,208)
Notes receivable	(75,042)
Net cash (used) by operating activities	(1,291,069)

Cash flows from investing activities
Purchase of fixed assets	(54,358)
Proceeds from sale of investments	16,715
Net cash (used) by investing activities	(37,643)

Cash flows from financing activities
Proceeds (payments) from note payable, net	(44,410)
Shares issued for cash	676,000
Net cash provided by financing activities	631,590

Net increase (decrease) in cash	(697,122)
Cash – beginning	1,947,538
Cash – ending	$1,250,416

Supplemental disclosure
Interest paid	$91,375
Income taxes paid	$-

Non-cash financing activities:
Shares and options issued for services	$-